FOURTH AMENDMENT AND WAIVER
                           ---------------------------

                  FOURTH AMENDMENT AND WAIVER (this "AMENDMENT"), dated as of August 2, 2000, to the Credit and Guaranty Agreement, dated as of March 18, 1999, as amended by the First Amendment and Consent, dated as of July 1, 1999, the Second Amendment and Consent, dated as of October 26, 1999 and the Third Amendment, dated as of January 14, 2000 (as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Muzak LLC, formerly known as Audio Communications Network, LLC (the "Borrower"), Muzak Holdings LLC ("Holdings") and certain Subsidiaries of the Borrower (the "Guarantors"), various Lenders from time to time party thereto, Goldman Sachs Credit Partners L.P. ("GSCP"), as Syndication Agent, Canadian Imperial Bank of Commerce, as Administrative Agent (the "Administrative Agent"), and GSCP and CIBC Oppenheimer Corp., as Co-Lead Arrangers.

                                    RECITALS
                                    --------

         1 . Capitalized terms used herein which are not herein defined shall have the meanings ascribed thereto by the Credit Agreement.

         2. The Borrower and Lenders desire to make certain amendments as set forth below.

                  THEREFORE, in consideration of the foregoing and the covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1.                Amendments to Credit Agreement.

                  (a) Consolidated Operating Cash Flow. The definition of Consolidated Operating Cash Flow in Section 1.1 of the Credit Agreement is hereby amended by (x) moving the word "minus" that appears in the third to the last line thereof from before the "(ii)" to after the "(ii)" thereof and (y) inserting the following as new clauses (iii) and (iv) thereof:

                                    ", (iii) minus for the first Fiscal Quarter
                  of Fiscal Year 2000, an amount equal to $803,000 as a charge to costs of music and business services revenues resulting from the contract negotiations between Borrower and EchoStar Satellite Corporation and (iv) plus for the second Fiscal Quarter of Fiscal Year 2000, an amount equal to $803,000, representing the charge to costs of music and business services revenues resulting from the contract negotiations between Borrower and EchoStar Satellite Corporation adjusted for in the first Fiscal Quarter of Fiscal Year 2000."

                  (b) Mandatory Prepayments/Reductions. Section 2.12(e)(iii) of the Credit Agreement is hereby amended in its entirety as follows:

                           "(iii) No later than the first Business Day following the date of receipt by Holdings of any Preferred Stock Proceeds, Borrower shall prepay all outstanding Revolving Loans to the full extent thereof with the amount of Preferred Stock Proceeds."

                  (c) Indebtedness.

                  (i) Section 6.1(l) of the Credit Agreement is hereby amended by deleting the reference to "$5,000,000" contained therein and substituting a reference to "$1,000,000" therefor.

                  (ii) Section 6.1(o) of the Credit Agreement is hereby amended by deleting the reference to "$2,500,000" contained therein and substituting a reference to "$9,000,000" therefor.


                  (iii) Section 6.1(r) of the Credit Agreement is hereby amended by replacing clause (ii) thereof in its entirety with the following:

                                    "(ii) Holdings shall contribute the
                  Preferred Stock Proceeds thereof to Borrower as Equity Capital and thereafter the Preferred Stock Proceeds thereof shall be applied by Borrower as follows: (A) first, Borrower shall make the mandatory prepayment required pursuant to Section 2.12(e)(iii), (B) next, Borrower may redeem the Floating Rate Subordinated Notes to the extent permitted pursuant to Section 6.4(a)(xiv), (C) next, Borrower may repay Permitted Sponsor Subordinated Debt to the extent permitted pursuant to Section 6.4(a)(x), (D) finally, Borrower may use any remaining Preferred Stock Proceeds to make Permitted Acquisitions,"

                  (d) Restricted Payments; Restrictions on Subsidiary Distributions. Section 6.4(a)(xiv) of the Credit Agreement is hereby amended by adding (x) the words "or Preferred Stock Proceeds" immediately following the initial reference to Net Additional Proceeds (y) the words "or Section 2.12(e)(iii), as applicable" immediately following the reference to 2.12(d)(ii)(A) and (z) the words "or Holdings Preferred Stock, as applicable," after the reference to Additional Series Subordinated Notes.

                  (e) Interest Coverage Ratio. Section 6.6(a) of the Credit Agreement is hereby amended by deleting the table contained therein and substituting the following therefor:

            ===============================================
            Period                            Ratio
            -----------------------------------------------
            Closing Date - 12/31/99           1.60:1.00
            -----------------------------------------------
            1/1/00 - 3/31/00                  1.80:1.00
            -----------------------------------------------
            4/1/00 - 12/31/00                 1.65:1.00
            -----------------------------------------------
            1/1/01 - 12/31/01                 2.00:1.00
            -----------------------------------------------
            1/1/02 - 12/31/02                 2.25:1.00
            -----------------------------------------------
            1/1/03 and thereafter             2.50:1.00
            ===============================================

                  (f) Maximum Consolidated Capital Expenditures. Section 6.6(e) of the Credit Agreement is hereby amended by deleting the reference to "$32,000,000" contained in the table therein for Fiscal Year 2000 and substituting a reference to "$38,000,000" therefor.

                  (g) Fundamental Changes; Disposition of Assets; Acquisitions.
Section 6.7(f)(iii) of the Credit Agreement is hereby amended by replacing clause (F) thereof in its entirety with the following:

                                    "(F) an amount equal to the Preferred Stock
                  Proceeds in connection with any issuance of Holdings Preferred Stock during such fiscal year, less an amount equal to the sum of (x) the amount of any repayment of Permitted Sponsor Subordinated Debt made with such proceeds during such fiscal year and (y) an amount equal to the aggregate Net Floating Rate Notes Proceeds in connection with any issuance of Floating Rate Subordinated Notes,"

         2. Limited Waivers; Total Leverage Ratio and Interest Coverage Ratio. The Lenders party hereto hereby agree to waive the provisions of (y) Section 6.6(a) with respect to the Fiscal Quarter ending March 31, 2000; provided that, the Interest Coverage Ratio for the period ending on such date is not less than 1.75:1.00 and (z) Section 6.6(c) for the period commencing April 1, 2000 through the period ending on June 30, 2000; provided that, at all times during such period, the Total Leverage Ratio shall not exceed 6.25:1.00.

                  The provisions of the foregoing waiver shall be limited precisely as written and shall not affect any other provisions of the Credit Documents or affect any of the rights or remedies of the Agents or Lenders except as provided above.

         3. Effectiveness. This Amendment shall not be effective until such time as (a) the Credit Parties, Administrative Agent, and Requisite Lenders shall have indicated their consent by the execution and delivery of the signature pages hereof to Administrative Agent, (b) Borrower shall have paid all accrued costs, fees and expenses of each Agent in connection with this Amendment, including, without limitation, all accrued fees and expenses of counsel to Agents and (c) Borrower shall have paid to Administrative Agent, on behalf of each Lender that has signed this Amendment, a non-refundable amendment fee equal to 0.1 % of the total amount of outstanding Loans and unfunded Revolving Commitments of such Lenders, such fee to be allocated among such Lenders in accordance with their Pro Rata Shares.

         4. Representations and Warranties of Each Credit Party. Each Credit Party hereby represents and warrants to the Administrative Agent and the Lenders that:

                  (a) the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of each Credit Party. The execution, delivery and performance by each Credit Party of this Amendment and the consummation of the transactions contemplated by this Amendment do not and will not (a) violate any provision of any law or governmental rule or regulation applicable to such Credit Party, the Organizational Documents of such Credit Party, or any order, judgment or decree of any court or other agency of governmental binding on any Credit Party, (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Credit Party (including, without limitation, the Senior Subordinated Note Indenture), (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Credit Party or any of its Subsidiaries, or (d) require the approval of members of any Credit Party or any approval or consent of any Person under any Contractual Obligation, except for such approvals or consents which will be obtained on or before the date hereof and disclosed in writing to the Lenders and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect;

                  (b) this Amendment and each Credit Document has been duly executed and delivered by each Credit Party and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability;

                  (c) on or as of the date hereof, and after giving effect to this Amendment and the transactions contemplated hereunder, no Default or Event of Default has occurred and is continuing; and

                  (d) the representations and warranties of each Credit Party contained in the Credit Agreement and the Credit Documents are true and correct on and as of the date hereof as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to a specific date.

         5. Acknowledgments and Covenants of Each Credit Party. Each Credit Party hereby (a) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Credit Documents and all of its obligations thereunder, (b) agrees and admits that it has no defenses to or offsets against any of its obligations to the Administrative Agent or any Lender under the Credit Documents, and (c) agrees to pay all of expenses of the Co-Agents (including counsel fees and disbursements) incurred in connection with the preparation, negotiation and completion of this Amendment.

         6. Status of Credit Documents. This Amendment is limited solely for the purposes and to the extent expressly set forth herein, and, except as expressly modified hereby, the terms, provisions and conditions of the Credit Documents and the Liens granted thereunder shall continue in full force and effect and are hereby ratified and confirmed in all respects.

         7. Counterparts. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one Amendment. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

         8. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.



                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment and Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                           MUZAK LLC

                                           By: /s/
                                              -------------------------------
                                                 Name:
                                                 Title:

                                 CANADIAN IMPERIAL BANK OF COMMERCE,
                                  as Administrative Agent and a Lender


                                 By: /s/
                                        -------------------------------
                                        Name:
                                        Title:

                                             GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                              as Syndication Agent and a Lender


                                           By: /s/
                                              -------------------------------
                                                     Authorized Signatory

                                             FLEET NATIONAL BANK,
                                              as Issuing Bank and a Lender


                                           By: /s/
                                              -------------------------------
                                                   Name:
                                                   Title:

                                            COAST BUSINESS CREDIT,
                                            a division of SOUTHERN PACIFIC BANK

                                           By: /s/
                                              -------------------------------
                                                  Name:
                                                  Title:

                                            KZH CNC LLC


                                           By: /s/
                                              -------------------------------
                                                  Name:
                                                  Title:

                            NORTH AMERICAN SENIOR FLOATING RATE FUND
                             By: CypressTree Investment Management Company, Inc.
                                            as Portfolio Manager


                            By: /s/
                                   -------------------------------
                                   Name:
                                   Title:

                            CYPRESSTREE SENIOR FLOATING RATE FUND
                             By: CypressTree Investment Management Company, Inc.
                                                   as Portfolio Manager


                            By: /s/
                                   -------------------------------
                                   Name:
                                   Title:

                                            KZH CYPRESSTREE-1 LLC


                                            By: /s/
                                                -------------------------------
                                                  Name:
                                                  Title:

                            CYPRESSTREE INVESTMENT FUND, LLC
                             By: CypressTree Investment Management Company, Inc.
                                  its Managing Member


                            By: /s/
                                  -------------------------------
                                  Name:
                                  Title:

                            CYPRESSTREE INVESTMENT PARTNERS I, LTD.
                             By: CypressTree Investment Management Company, Inc.
                                   as Portfolio Manager


                            By: /s/
                                  -------------------------------
                                  Name:
                                  Title:

                            CYPRESSTREE INSTITUTIONAL FUND, LLC
                             By: CypressTree Investment Management Company, Inc.
                                  its Managing Member


                            By: /s/
                                  -------------------------------
                                  Name:
                                  Title:

                     CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC.
                      As: Attorney-in-Fact and on behalf of
                           First Allmerica Financial Life Insurance Company as
                            Portfolio Manager


                     By: /s/
                           -------------------------------
                           Name:
                           Title:

                                            FREMONT INVESTMENT & LOAN


                                           By: /s/
                                              -------------------------------
                                                  Name:
                                                  Title:

                                            MERRILL LYNCH SENIOR
                                                FLOATING RATE FUND, INC.


                                           By: /s/
                                               -------------------------------
                                                  Name:
                                                  Title:

                                            MERRILL LYNCH SENIOR
                                                FLOATING RATE FUND II, INC.


                                           By: /s/
                                              -------------------------------
                                                  Name:
                                                  Title:

                                   MERRILL LYNCH PRIME RATE PORTFOLIO
                                    By: Merrill Lynch Investment Managers, L.P.,
                                         as Investment Advisor

                                   By: /s/
                                       -------------------------------
                                         Name:
                                         Title:

                                         MERRILL LYNCH SENIOR HIGH INCOME
                                             PORTFOLIO, INC.


                                         By: /s/
                                             -------------------------------
                                               Name:
                                               Title:

                                            MERRILL LYNCH GLOBAL INVESTMENT FUND
                                                BANK LOAN INCOME PORTFOLIO


                                            By: /s/
                                                -------------------------------
                                                  Name:
                                                  Title:

                                            WINGED FOOT FUNDING TRUST



                                            By: /s/
                                                -------------------------------
                                                  Name:
                                                  Title:

                                            NEW YORK LIFE INSURANCE COMPANY


                                            By: /s/
                                                -------------------------------
                                                  Name:
                                                  Title:

                            SANKATY ADVISORS, INC., as Collateral Manager for
                             GREAT POINT CLO 1999-1 LTD., as Term Lender


                            By: /s/
                                -------------------------------
                                  Name:
                                  Title:

                                            SAWGRASS TRADING LLC


                                            By: /s/
                                                -------------------------------
                                                  Name:
                                                  Title:

                                            SRF TRADING, INC.


                                            By: /s/
                                                -------------------------------
                                                  Name:
                                                  Title:

                                            STEIN, ROE AND FARNHAM CLO I


                                            By: /s/
                                                -------------------------------
                                                  Name:
                                                  Title:

                                            THE TORONTO-DOMINION BANK


                                            By: /s/
                                                -------------------------------
                                                  Name:
                                                  Title:

                                            VAN KAMPEN PRIME RATE INCOME TRUST


                                            By: /s/
                                                -------------------------------
                                                  Name:
                                                  Title:

By signing below, the Guarantors (w) ratify and reaffirm the Credit Documents to which they are a party, (x) acknowledge this Amendment and (y) agree and admit that they have no defenses or offsets against any of their obligations to the Administrative Agent or any Lender under the Credit Documents.

MUZAK HOLDINGS LLC                         AUDIO ENVIRONMENTS, INC.

By: /s/                                    By: /s/
    ------------------------------             ------------------------------
      Name:                                      Name:
      Title:                                     Title:

MUZAK CAPITAL CORPORATION                  TELEPHONE AUDIO PRODUCTIONS, INC.


By: /s/                                    By: /s/
    ------------------------------             ------------------------------
      Name:                                      Name:
      Title:                                     Title:

MLP ENVIRONMENTAL MUSIC, LLC               BACKGROUND MUSIC BROADCASTERS, INC.


By: /s/                                    By: /s/
    ------------------------------             ------------------------------
      Name:                                      Name:
      Title:                                     Title:

ELECTRO-SYSTEMS CORPORATION                MUZAK HOUSTON, INC.


By: /s/                                    By: /s/
    ------------------------------             ------------------------------
      Name:                                      Name:
      Title:                                     Title:

BUSINESS SOUND, INC.                       VORTEX SOUND COMMUNICATIONS
                                               COMPANY, INC.


By: /s/                                    By: /s/
    ------------------------------             ------------------------------
      Name:                                      Name:
      Title:                                     Title:

BI ACQUISITION, LLC                        MUSIC INCORPORATED

By: /s/                                    By: /s/
    ------------------------------             ------------------------------
      Name:                                      Name:
      Title:                                     Title: